                                                                 EXHIBIT (Z)(1)

                           AGREEMENT OF JOINT FILING

         Madison River Properties, L.L.C., Insignia Properties, L.P., Insignia Properties Trust, Insignia Financial Group, Inc. and Andrew L. Farkas hereby agree that the Statement on Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

         Dated:   March 11, 1998
                                             MADISON RIVER PROPERTIES, L.L.C.


                                             By: /s/ JEFFREY P. COHEN
                                                 --------------------------
                                                 Jeffrey P. Cohen
                                                 Manager


                                             INSIGNIA PROPERTIES, L.P.

                                             By: Insignia Properties Trust,
                                                 its General Partner


                                             By: /s/ JEFFREY P. COHEN
                                                 --------------------------
                                                 Jeffrey P. Cohen
                                                 Senior Vice President


                                             INSIGNIA PROPERTIES TRUST


                                             By: /s/ JEFFREY P. COHEN
                                                 --------------------------
                                                 Jeffrey P. Cohen
                                                 Senior Vice President


                                             INSIGNIA FINANCIAL GROUP, INC.


                                             By: /s/ FRANK M. GARRISON
                                                 --------------------------
                                                 Frank M. Garrison
                                                 Executive Managing Director


                                             /s/ ANDREW L. FARKAS
                                             ------------------------------
                                             ANDREW L. FARKAS